                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02151
                  ---------------------------------------------

                               BANCROFT FUND LTD.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                               BANCROFT FUND LTD.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                              BANCROFT FUND LTD.


                         [BANCROFT  LOGO APPEARS HERE]


                            2007 Semi-Annual Report
                                 April 30, 2007

                            2007 Semi-Annual Report
                                 April 30, 2007

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.


                                   Highlights


Performance through April 30, 2007 with dividends reinvested

                                           Calendar            Annualized      10 Year
                                             YTD    1 Year  5 Years 10 Years  Volatility
                                           ------   ------  ------- --------  ----------
Bancroft market price ....................   7.18%   18.38%    6.61%    9.07%     17.23%
Bancroft net asset value .................   4.91    11.12     6.59     7.68      11.28
Merrill Lynch All Convertibles Index .....   4.92    11.46     9.31     8.93      13.82
S&P 500 Index ............................   5.10    15.24     8.53     8.04      18.01
Lehman Aggregate Bond Total Return Index .   2.05     7.36     5.06     6.36       4.17

The above data is from Bloomberg L.P. pricing service, with the exception of the Lehman Aggregate Bond Total Return Index which is from Lipper, Inc. Closed-End Fund Performance Analysis, dated April 30, 2007.

Bancroft's performance in the table above has not been adjusted for the fiscal 2004 rights offering; net asset value dilution was 2.38%. Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss. Performance data represent past results and do not reflect future performance.

--------------------------------------------------------------------------------

Quarterly History of NAV and Market Price


                   Net Asset Values     Market Prices (AMEX, symbol BCV)

Qtr. Ended    High     Low     Close       High     Low     Close
----------   ------   ------   ------     ------   ------   ------
Jul. 06      $22.38   $21.05   $21.72     $18.93   $18.08   $18.32
Oct. 06       22.63    21.58    22.55      19.33    18.34    19.30
Jan. 07       22.98    22.24    22.70      19.84    19.06    19.80
Apr. 07       23.43    22.23    23.27      20.68    19.59    20.68

--------------------------------------------------------------------------------
Dividend Distributions (12 Months)

 Record        Payment                       Capital
  Date          Date          Income          Gains            Total
--------      --------      ----------      ----------      ----------
 6/15/06       6/29/06      $  0.180            --          $  0.180
 9/14/06       9/28/06         0.180            --             0.180
12/01/06      12/26/06         0.265        $  0.466           0.731
 3/15/07       3/29/07         0.210            --             0.210
                            ----------      ----------      ----------
                            $  0.835        $  0.466        $  1.301
                            ==========      ==========      ==========

--------------------------------------------------------------------------------
To Our Shareholders
--------------------------------------------------------------------------------

June 14, 2007

Five years ago the market environment was substantially different than it is today. The yield on high-yield bonds is lower than in 2002, while the yield on long-term (10 years or more) government bonds is very similar to where it was. In looking back, it appears that the high-yield bond market was attractive relative to the government bond market and the convertible market, which became mostly equity insensitive in 2002. Currently, we think that these positions have changed and that the convertible market has a higher potential value.

The U.S. domestic convertible securities market has been expanding in 2007. Citigroup has measured this market at $331 billion on May 31, 2007, up from $297 billion in December 2006 (this does not include the structured securities discussed in last quarter's letter to shareholders). The overall convertible market continues to provide attractive investment opportunities. While the average yield has dropped from 3.2% in December 2006 to 3.0% in May 2007, the average premium-to-conversion value has fallen from 27.5% to 24.4% during that period. The reduced yield and premium appear to have resulted from higher underlying stock prices.

An important measure of the convertible market is known as "delta." This is an indicator of how "equity sensitive" convertibles are. For example, a delta of 50 would imply that if the common stock underlying the convertible security were to move 10%, the convertible would move by half of that or 5%. During the late 1990's delta ranged from 57.1 to 75.9, indicating that the movement of most convertibles was substantially in proportion to that of their underlying common stocks. In 2002, the weighted average delta of the Citigroup Convertible Index fell to 36.1 indicating that the prices of many convertibles were not moving substantially in tandem with their underlying common stocks. Historically convertibles have been used as equity alternatives more than they have been used as fixed income alternatives. The Citigroup Convertible Index, with a delta of 36.1, was far more interest rate sensitive than equity sensitive. This can have an impact on performance. Since 2002, delta has moved back up to 66.1, a more traditional level that is consistent with the theme of using convertibles as an equity alternative.

Performance for fiscal year-to-date has been enhanced by the Fund's exposure to the multi-industry and chemical industries. Among the better-performing issues in the portfolio were Celanese Corp. (chemical industry) and LSB Industries, Inc. (multi-industry). Industries that underperformed included semiconductors, financial services and real estate. The lesson we draw from this is that investors appear to believe that basic industries are the most attractive in this new world economy.

For the calendar year-to-date, one- and ten-year periods ended April 30, 2007, Bancroft's market return outperformed the Merrill Lynch All Convertibles Index while underperforming for the five-year period. The Fund's net asset value
(NAV) when adjusted for fund expenses (the index includes no expenses) and the fiscal 2004 rights offering outperformed over the calendar year-to-date, one- and ten-year periods, and underperformed for the five-year period. For that ten-year period, the Fund's volatility as measured by the standard deviation was lower than that of the Merrill Lynch All Convertibles Index. Many market professionals consider the volatility of past returns to be a useful approximation of the past levels of risk. This measure of historic results may not reflect future performance but we believe that it is informative.

                                                 continued on the following page

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To Our Shareholders (continued)
--------------------------------------------------------------------------------

The results of the 2007 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its May meeting, the Board of Trustees declared a dividend of $0.21 per share. The dividend consists of undistributed net investment income and will be payable on June 28, 2007 to shareholders of record on June 14, 2007.

/s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock
--------------------------------------------------------------------------------
Six months ended April 30, 2007


ADDITIONS                                           REDUCTIONS
LSI Corp.                                           American Medical Systems Holdings, Inc.
 (exchangeable from Agere Systems Inc.)             Cephalon, Inc.
Archer-Daniels-Midland Co.                          CMS Energy Corp.
 (exchangeable from Merrill Lynch & Co., Inc.)      EchoStar Communication Corp.
Chattem, Inc.                                       Fannie Mae
Covanta Holding Corp.                               International Rectifier Corp.
Cypress Semicondcutor Corp.                         LSB Industries, Inc.
EMC Corp.                                           Schering-Plough Corp.
ExpressJet Holdings, Inc.                           SEMCO Energy, Inc.
Fairchild Semiconductor Corp.                       The St. Paul Travelers Companies Inc.
Freeport-McMoRan Copper & Gold Inc.                 Tekelec, Inc.
Mylan Laboratories Inc.                             Texas Industries Inc.
NVIDIA Corp.                                         (exchangeable from TXI Capital Trust I)
 (exchangeable from IXIS Financial Products Inc.)   Vishay Intertechnology, Inc.
Prudential Financial, Inc.
Wyeth



--------------------------------------------------------------------------------
Largest Investment Holdings by underlying common stock
--------------------------------------------------------------------------------

                                                                Value          % Total
                                                               (Note 1)       Net Assets
                                                             -----------     -----------
LSI Corp..................................................   $ 4,085,000         3.1%
  LSI designs, develops, manufactures and markets
  integrated circuits and storage systems.  The company
  offers products and services for a variety of electronic
  systems applications that are marketed to original
  equipment manufacturers in the telecommunications,
  computers and storage industries.
  (exchangeable from Agere Systems Inc. and LSI Corp.)

The Walt Disney Company...................................     3,682,500         2.8
  Disney is an entertainment company with
  operations that include media networks,
  studio entertainment, theme parks and
  resorts, consumer products and Internet
  and direct marketing.

Celanese Corp.............................................     3,665,200         2.7
  Celanese is a global industrial chemicals
  company that processes raw materials and
  natural products into chemicals and
  chemical-based products.

U.S. Bancorp..............................................     3,513,075         2.6
  U.S. Bancorp is a diversified financial
  services company that provides lending and
  depository services, cash management,
  foreign exchange, trust and investment
  management services.

Nuveen Investments, Inc...................................     3,464,460         2.6
  Nuveen's principal activities are asset
  management and related research, and the
  development, marketing and distribution
  of investment products and services. The
  company provides its services through
  financial advisors who serve the affluent
  and high net worth market segments.
  (exchangeable from Merrill Lynch & Co., Inc.
  and Morgan Stanley, Inc.)

Prudential Financial, Inc.................................     3,041,700         2.3
  Prudential provides financial services
  throughout the United States and several
  locations worldwide. The company offers a
  variety of products and services including
  life insurance, mutual funds, annuities,
  asset management and real estate brokerage.

Chesapeake Energy Corp....................................     2,834,000         2.1
  Chesapeake produces oil and natural gas.  The company's
  operations are focused on developmental drilling and
  producing property acquisitions in onshore natural gas
  producing areas of the United States and Canada.

MetLife, Inc..............................................     2,631,200         2.0
  MetLife provides insurance and financial
  services to a range of individual and
  institutional customers.

NVIDIA Corp...............................................     2,557,505         1.9
  NVIDIA designs, develops and markets three-dimensional
  (3D) graphics processors and related software.  The
  company's products provide interactive 3D graphics to
  the mainstream personal computer market.

Genworth Financial, Inc...................................     2,531,250         1.9
  Genworth provides life insurance products, long-term       -----------     -----------
  care insurance and mortgage guarantee insurance coverage
  on residential mortgage loans.
  (exchangeable from Citigroup Funding Inc.)

Total.....................................................   $32,005,890        24.0%
                                                             ===========     ===========


--------------------------------------------------------------------------------
Major Industry Exposure
--------------------------------------------------------------------------------

                         ----------------
Aerospace and Defense                    4.4%
                         ----------------

                         ----------------------
Banking/Savings and Loan                       7.7%
                         ----------------------

                         -----------
Chemicals                           4.0%
                         -----------

                         -------------------
Computer Hardware                           5.2%
                         -------------------

                         -----------------------------
Energy                                                8.8%
                         -----------------------------

                         ----------------------------------------
Insurance                                                        10.2%
                         ----------------------------------------

                         ------------------
Multi-Industry                             4.7%
                         ------------------

                         -------------------------------------------------
Pharmaceuticals                                                           10.8%
                         -------------------------------------------------

                         ----------------------------------------
Semiconductors                                                   10.2%
                         ----------------------------------------

                         ------------
Telecommunications                   4.0%
                         ------------

--------------------------------------------------------------------------------
Diversification of Assets
--------------------------------------------------------------------------------

                                                             % Total Net Assets
                                                    ----------------------------------
                                           Value    Six Months Ended     Year Ended
                                          (Note 1)    April 30, 2007  October 31, 2006
                                      ------------  ----------------  ----------------
Aerospace and Defense.............      $5,807,614         4.4%              5.0%
Agriculture.......................       2,061,800         1.6                --
Banking/Savings and Loan..........      10,286,886         7.7               7.8
Chemicals.........................       5,362,000         4.0               3.2
Computer Hardware.................       6,938,775         5.2               3.1
Computer Software.................       2,653,000         2.0               3.0
Consumer Goods....................       4,794,031         3.6               1.1
Energy............................      11,742,569         8.8               8.8
Entertainment.....................       3,682,500         2.8               5.6
Finance...........................       3,464,460         2.6               3.7
Financial Services................       4,083,200         3.1               2.7
Foods.............................       1,128,000         0.8               1.7
Health Care.......................       4,348,750         3.3               2.9
Insurance.........................      13,584,150        10.2              10.8
Mining............................       2,170,800         1.6               0.1
Multi-Industry....................       6,317,705         4.7               6.0
Pharmaceuticals...................      14,389,213        10.8              10.1
Real Estate.......................       3,414,375         2.6               1.2
Retail............................       1,488,750         1.1               1.2
Semiconductors....................      13,562,032        10.2               9.6
Transportation....................       1,932,500         1.4                --
Telecommunications................       5,387,885         4.0               4.1
Other.............................           --             --               3.1
Short-Term Securities.............       3,398,510         2.5               5.1
                                      ------------  ----------------  ----------------
  Total Investments...............     131,999,505        99.0              99.9

Other Assets, Net of Liabilities..       1,393,356         1.0               0.1
                                      ------------  ----------------  ----------------
  Total Net Assets................    $133,392,861       100.0%            100.0%
                                      ============  ================  ================

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2007 (unaudited)
--------------------------------------------------------------------------------

Principal                                                                                           Value
 Amount                                                                                            (Note 1)
----------                                                                                       ------------
            CONVERTIBLE BONDS AND NOTES - 61.3%

            Aerospace and Defense - 3.9%
$1,500,000  AAR Corp. 1.75%, due 2026 cv. sr. notes (BB).......................................  $  1,824,375
 1,000,000  Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)...................     1,127,500
 1,000,000  Ceradyne, Inc. 2.875%, due 2035 sr. sub. cv. notes (NR) (1)........................     1,201,250
 1,000,000  DRS Technologies, Inc. 2%, due 2026 cv. sr. notes (B1)
             (Acquired 01/30/06; Cost $1,069,179) (1,2)........................................     1,035,000
                                                                                                 ------------
                                                                                                    5,188,125
                                                                                                 ------------
            Agriculture - 1.6%
 2,000,000  Merrill Lynch & Co., Inc. 1.5%, due 2012 cv. securities (Aa3)
             (exchangeable into Archer-Daniels-Midland Co. common stock)
             (Acquired 02/23/07; Cost $2,000,000) (2)..........................................     2,061,800
                                                                                                 ------------

            Banking/Savings and Loan - 3.4%
 1,000,000  PrivateBancorp, Inc. 3.625%, due 2027 cv. sr. notes (NR)
             (Acquired 03/09/07; Cost $1,000,000) (2)..........................................       993,750
 2,500,000  U.S. Bancorp floating rate, due 2035 cv. sr. deb. (Aa2)............................     2,519,375
 1,000,000  U.S. Bancorp floating rate, due 2037 cv. sr. deb. (Aa2)
             (Acquired 02/01/07; Cost $988,750) (2)............................................       993,700
                                                                                                 ------------
                                                                                                    4,506,825
                                                                                                 ------------
            Computer Hardware - 5.2%
 1,000,000  C&D Technologies, Inc. 5.25%, due 2025 cv. sr. notes (NR)..........................       946,250
 2,000,000  Credit Suisse, New York Branch 13.62%, due 2007 equity-linked notes (Aa3)
             (exchangeable for Corning Inc. common stock)......................................     2,174,400
 1,000,000  EMC Corp. 1.75%, due 2011 cv. sr. notes (BBB+).....................................     1,123,750
 1,000,000  EMC Corp. 1.75%, due 2013 cv. sr. notes (BBB+).....................................     1,128,750
   500,000  Komag, Inc. 2.125%, due 2014 cv. sr. sub. notes (NR)
             (Acquired 03/23/07; Cost $500,000) (2)............................................       468,750
 1,000,000  Richardson Electronics, Ltd. 8%, due 2011 cv. sr. sub. notes (NR)..................     1,096,875
                                                                                                 ------------
                                                                                                    6,938,775
                                                                                                 ------------
            Computer Software - 2.0%
 1,500,000  Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (A1)
             (performance linked to Microsoft Corp. common stock) (1)..........................     1,559,250
 1,000,000  Symantec Corp. 1%, due 2013 cv. sr. notes (NR).....................................     1,093,750
                                                                                                 ------------
                                                                                                    2,653,000
                                                                                                 ------------
            Consumer Goods - 2.4%
 1,500,000  Chattem, Inc. 1.625%, due 2014 cv. sr. notes (NR)
             (Acquired 04/04/07 - 04/13/07; Cost $1,528,938) (2)...............................     1,481,250
 1,000,000  Church & Dwight Co., Inc. 5.25%, due 2033 cv. sr. deb. (Ba1).......................     1,693,750
                                                                                                 ------------
                                                                                                    3,175,000
                                                                                                 ------------
            Energy - 5.1%
 1,000,000  Cameron International Corp. 2.50%, due 2026 cv. sr. notes (Baa1)...................     1,157,500
 1,500,000  Covanta Holding Corp. 1%, due 2027 sr. cv. deb. (B1) (1)...........................     1,552,500
 1,500,000  Nabors Industries, Inc. 0.94%, due 2011 sr. exchangeable notes (A-)
             (exchangeable for Nabors Industries Ltd. common stock)............................     1,455,000
 1,225,000  Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)......     1,578,719
 1,250,000  Rentech, Inc. 4%, due 2013 cv. sr. notes (NR)......................................     1,114,850
                                                                                                 ------------
                                                                                                    6,858,569
                                                                                                 ------------
            Entertainment - 2.8%
 3,000,000  The Walt Disney Company 2.125%, due 2023 cv. sr. notes (A3)........................     3,682,500

                                                                                                       Page 5

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2007 (continued)
--------------------------------------------------------------------------------

Principal                                                                                           Value
 Amount                                                                                            (Note 1)
----------                                                                                       ------------
            CONVERTIBLE BONDS AND NOTES - continued

            Financial Services - 1.6%
$2,000,000  Euronet Worldwide, Inc. 3.50%, due 2025 cv. deb. (B+) (1)..........................  $  2,070,000
                                                                                                 ------------
            Health Care - 3.3%
 1,000,000  China Medical Technologies, Inc. 3.5%, due 2011 cv. sr. sub. notes (NR)............     1,023,750
 1,000,000  Manor Care, Inc. 2.125%, due 2035 cv. sr. notes (Baa3).............................     1,487,500
 1,000,000  Omnicare, Inc. 3.25%, due 2035 cv. sr. deb. (B2) (1)...............................       835,000
 1,000,000  St. Jude Medical, Inc. 1.22%, due 2008 cv. sr. deb. (BBB+)
             (Acquired 04/20/07; Cost $1,005,938) (2)..........................................     1,002,500
                                                                                                 ------------
                                                                                                    4,348,750
                                                                                                 ------------
            Insurance - 2.3%
 3,000,000  Prudential Financial, Inc. floating rate, due 2036 cv. sr. notes (A3)..............     3,041,700
                                                                                                 ------------
            Multi-Industry - 3.3%
 2,000,000  Citigroup Funding Inc. 1%, due 2010 medium-term notes (Aa1)
             (exchangeable for the cash value of a basket of technology stocks) (1)............     1,973,200
   750,000  Diversa Corp. 5.5%, due 2027 cv. sr. notes (NR)
             (Acquired 03/23/07; Cost $750,000) (2)............................................       822,188
 1,125,000  FTI Consulting, Inc. 3.75%, due 2012 cv. sr. sub. notes (B1).......................     1,556,717
                                                                                                 ------------
                                                                                                    4,352,105
                                                                                                 ------------
            Pharmaceuticals - 9.7%
 2,000,000  Alza Corp. 0%, due 2020 cv. sub. deb. (Aa1)
             (exchangeable for Johnson & Johnson common stock).................................     1,775,000
 1,250,000  Amgen Inc. 0.125%, due 2011 cv. sr. notes (A2).....................................     1,201,563
   500,000  Amgen Inc. 0.375%, due 2013 cv. sr. notes (A2).....................................       478,950
 2,500,000  Bristol-Myers Squibb Co. floating rate, due 2023 cv. sr. deb. (A2).................     2,518,750
 1,000,000  Ivax Corp. 4.5%, due 2008 cv. sr. sub. notes (NR)
             (exchangeable for Teva Pharmaceutical Industries Ltd. ADR and cash)...............     1,013,750
 1,625,000  Mylan Laboratories Inc. 1.25%, due 2012 sr. cv. notes (BBB-).......................     1,787,500
 2,000,000  Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (Baa2)
             (exchangeable for Teva Pharmaceutical Industries Ltd. ADR)........................     1,952,500
 2,000,000  Wyeth floating rate, due 2024 cv. sr. deb. (A3)....................................     2,218,600
                                                                                                 ------------
                                                                                                   12,946,613
                                                                                                 ------------
            Real Estate - 2.6%
 1,000,000  ProLogis 2.25%, due 2037 cv. sr. notes (BBB+)
             (Acquired 03/20/07 - 04/16/07; Cost $982,038) (2).................................       986,250
 1,000,000  United Dominion Realty Trust, Inc. 3.625%, due 2011 cv. sr. notes (NR).............       997,500
 1,500,000  Vornado Realty Trust 2.85%, due 2027 cv. sr. deb. (Baa2)...........................     1,430,625
                                                                                                 ------------
                                                                                                    3,414,375
                                                                                                 ------------
            Retail - 1.1%
 1,500,000  Amazon.com, Inc. 4.75%, due 2009 cv. sub. notes (Ba3)..............................     1,488,750
                                                                                                 ------------
            Semiconductors - 7.2%
 2,500,000  Agere Systems Inc. 6.5%, due 2009 cv. sub. notes (B1)
             (exchangeable for LSI Corp. common stock).........................................     2,571,875
 1,500,000  Cypress Semiconductor Corp. 1%, due 2009 cv. sr. unsecured notes (B-)
             (Acquired 03/07/07 - 04/13/07; Cost $1,527,050) (2)...............................     1,655,625
 2,000,000  Fairchild Semiconductor Corp. 5%, due 2008 cv. sr. sub. notes (B)
             (exchangeable into Fairchild Semiconductor International, Inc. common stock)......     1,990,000
 2,000,000  Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (1).............................     1,830,000
 1,500,000  LSI Corp. 4%, due 2010 cv. sub. notes (B+).........................................     1,513,125
                                                                                                 ------------
                                                                                                    9,560,625
                                                                                                 ------------
Page 6

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2007 (continued)
--------------------------------------------------------------------------------

Principal                                                                                           Value
 Amount                                                                                            (Note 1)
----------                                                                                       ------------
            CONVERTIBLE BONDS AND NOTES - continued

            Transportation - 1.4%
$2,000,000  ExpressJet Holdings, Inc. 4.25%, due 2023 cv. notes (NR)...........................  $  1,932,500
                                                                                                 ------------
            Telecommunications - 2.7%
 1,000,000  Anixter International, Inc. 1%, due 2013 sr. cv. notes (BB-)
             (Acquired 02/12/07 - 04/13/07; Cost $1,132,813) (2)...............................     1,248,750
 1,000,000  Equinix, Inc. 2.5%, due 2012 cv. sub. notes (NR)...................................       999,900
 1,000,000  Time Warner Telecom Inc. 2.375%, due 2026 cv. sr. deb. (Caa1)......................     1,290,000
                                                                                                 ------------
                                                                                                    3,538,650
                                                                                                 ------------

            TOTAL CONVERTIBLE BONDS AND NOTES..................................................  $ 81,758,662
                                                                                                 ============

    Shares  CONVERTIBLE PREFERRED STOCKS - 12.5%
----------
            Aerospace and Defense - 0.4%
    40,000  Ionatron, Inc. 6.5% Series A redeemable cv. pfd. (NR)
             (Acquired 10/27/05; Cost $1,000,000) (2)..........................................       600,000
                                                                                                 ------------
            Banking/Savings and Loan - 3.7%
    46,679  New York Community Bancorp, Inc. 6% BONUSES units (Baa1)...........................     2,248,061
    20,000  Sovereign Capital Trust IV 4.375% PIERS (Baa1)
             (exchangeable for Sovereign Bancorp, Inc. common stock) (1).......................       987,500
    30,000  Washington Mutual Capital Trust 5.375% PIERS units (BBB)
             (exchangeable for Washington Mutual, Inc. common stock)...........................     1,658,700
                                                                                                 ------------
                                                                                                    4,894,261
                                                                                                 ------------
            Chemicals - 2.7%
    85,000  Celanese Corp. 4.25% cv. perpetual pfd. (NR).......................................     3,665,200
                                                                                                 ------------
            Energy - 1.9%
    25,000  Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B+)....................................     2,550,000
                                                                                                 ------------
            Insurance - 3.1%
    75,000  Citigroup Funding Inc. variable rate exch. notes (Aa1)
             (exchangeable for Genworth Financial, Inc. common stock)..........................     2,531,250
    20,000  Reinsurance Group of America, Inc. 5.75% PIERS (Baa2)..............................     1,565,000
                                                                                                 ------------
                                                                                                    4,096,250
                                                                                                 ------------
            Telecommunications - 0.6%
       100  Medis Technologies Ltd 7.25% Series A cum. cv. perpetual pfd. (NR)
             (Acquired 11/10/06; Cost $1,000,000) (2)..........................................       809,735
                                                                                                 ------------

            TOTAL CONVERTIBLE PREFERRED STOCKS.................................................  $ 16,615,446
                                                                                                 ============

            MANDATORY CONVERTIBLE SECURITIES - 20.5% (3)

            Chemicals - 1.3%
    40,000  Huntsman Corp. 5% mandatory cv. pfd., due 02/16/08 (NR)............................     1,696,800
                                                                                                 ------------
            Consumer Goods - 1.2%
     1,500  The Stanley Works floating rate equity units, due 05/17/12 (A2)....................     1,619,031
                                                                                                 ------------

                                                                                                       Page 7

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                                                                    Value
    Shares                                                                                         (Note 1)
----------                                                                                       ------------
            MANDATORY CONVERTIBLE SECURITIES - continued

            Energy - 1.7%
    40,000  Bristow Group Inc. 5.5% mandatory cv. pfd., due 09/15/09 (B).......................  $  2,050,000
     1,000  Chesapeake Energy Corp. 6.25% mandatory cv. pfd., due 06/15/09 (B+)................       284,000
                                                                                                 ------------
                                                                                                    2,334,000
                                                                                                 ------------
            Finance - 2.6%
    30,000  Merrill Lynch & Co., Inc. 6.75% mandatorily exchangeable securities, due 10/15/07 (Aa3)
             (exchangeable for Nuveen Investments, Inc. common stock)..........................     1,359,375
    45,500  Morgan Stanley, Inc. 5.875% mandatorily exchangeable securities, due 10/15/08 (Aa3)
             (exchangeable for Nuveen Investments, Inc. common stock)..........................     2,105,085
                                                                                                 ------------
                                                                                                    3,464,460
                                                                                                 ------------
            Financial Services - 1.5%
    70,000  E*TRADE Financial Corp. 6.125% equity units, due 11/18/08 (Ba3)....................     2,013,200
                                                                                                 ------------
            Foods - 0.8%
    40,000  Lehman Brothers Holdings Inc. 6.25% PIES, due 10/15/07 (A1)
             (exchangeable for General Mills, Inc. common stock)...............................     1,128,000
                                                                                                 ------------
            Insurance - 4.8%
     7,000  Alleghany Corp. 5.75% mandatory cv. pfd., due 06/15/09 (BBB-)......................     2,376,500
    80,000  MetLife, Inc. 6.375% common equity units, due 08/15/08 (BBB+)......................     2,631,200
    52,500  XL Capital, Ltd. 7% equity security units, due 02/15/09 (A3).......................     1,438,500
                                                                                                 ------------
                                                                                                    6,446,200
                                                                                                 ------------
            Mining - 1.6%
    20,000  Freeport-McMoRan Copper & Gold Inc. 6.75% mandatory cv. pfd.,
             due 05/01/10 (B+).................................................................     2,170,800
                                                                                                 ------------
            Pharmaceuticals - 1.1%
    20,000  Schering-Plough Corp. 6% mandatory cv. pfd., due 09/14/07 (Baa3)...................     1,442,600
                                                                                                 ------------
            Semiconductors - 3.0%
    98,850  The Goldman Sachs Group, Inc. 14.75% mandatory exchangeable notes, due 06/22/07 (NR)
             (exchangeable for Advanced Micro Devices, Inc. common stock)
             (Acquired 06/14/06; Cost $2,500,411) (2)..........................................     1,443,902
    76,080  IXIS Financial Products Inc. 8.9% mandatory trigger exchangeable notes, due 08/28/07 (NR)
             (exchangeable for NVIDIA Corp. common stock)
             (Acquired 02/23/07; Cost $2,499,989) (2)..........................................     2,557,505
                                                                                                 ------------
                                                                                                    4,001,407
                                                                                                 ------------
            Telecommunications - 0.8%
    14,000  Credit Suisse Securities (USA), Inc. 5.5% SAILS, due 11/15/08 (Aa1)
             (exchangeable for Equinix, Inc. common stock).....................................     1,039,500
                                                                                                 ------------

            TOTAL MANDATORY CONVERTIBLE SECURITIES (3).........................................  $ 27,355,998
                                                                                                 ============
Page 8

--------------------------------------------------------------------------------
Portfolio of Investments April 30, 2007 (continued)
--------------------------------------------------------------------------------

                                                                                                     Value
    Shares                                                                                          (Note 1)
----------                                                                                       ------------
            COMMON STOCKS - 2.2%

            Aerospace and Defense - 0.0%
     3,169  Ionatron, Inc.
             (Acquired 04/12/07; Cost $16,250) (2,4)..........................................   $     19,489
                                                                                                 ------------
            Banking/Savings and Loan - 0.7%
     4,982  National Australia Bank Ltd. ADR..................................................        885,800
                                                                                                 ------------
            Multi-Industry - 1.5%
   120,000  LSB Industries, Inc. (4)..........................................................      1,965,600
                                                                                                 ------------

            TOTAL COMMON STOCKS...............................................................   $  2,870,889
                                                                                                 ============

Principal
 Amount      SHORT-TERM SECURITIES - 2.5%
----------
            Commercial Paper - 2.5%
$3,400,000  American Express Credit Corp. 5.26%, due 05/03/07 (P1)............................      3,398,510
                                                                                                 ------------

            Total Convertible Bonds and Notes - 61.3%.........................................     81,758,662
            Total Convertible Preferred Stocks - 12.5%........................................     16,615,446
            Total Mandatory Convertible Securities - 20.5%....................................     27,355,998
            Total Common Stocks - 2.2%........................................................      2,870,889
            Total Short-Term Securities - 2.5%................................................      3,398,510
                                                                                                 ------------
            Total Investments - 99.0%.........................................................    131,999,505

            Other assets and liabilities, net - 1.0%..........................................      1,393,356
                                                                                                 ------------
            Total Net Assets - 100.0%.........................................................   $133,392,861
                                                                                                 ============

(1) Contingent payment debt instrument which accrues contingent interest. See Note 1(f).
(2) Security not registered under the Securities Act of 1933, as amended (i.e., the security was purchased in a Rule 144A or a Reg D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at April 30, 2007 was $18,180,194 which represented 13.6% of the Fund's net assets.
(3) These securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(4)     Non-income producing security.


Investment Abbreviations:

ADR      American Depositary Receipts.
BONUSES  Bifurcated Option Note Unit Securities.
PIES     Premium Income Exchangeable Securities.
PIERS    Preferred Income Equity Redeemable Securities.
SAILS    Shared Appreciation Income Linked Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's. NR is used whenever a rating is unavailable.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)
--------------------------------------------------------------------------------

                                                                              April 30, 2007
                                                                              --------------
Assets:
    Investments at value (cost $123,758,901) (Note 1).......................  $  131,999,505
    Cash....................................................................       2,012,137
    Receivable for securities sold..........................................         505,702
    Dividends and interest receivable.......................................         801,252
      Other assets..........................................................          41,110
                                                                              --------------
          Total assets......................................................     135,359,706
                                                                              --------------
Liabilities:
    Payable for securities purchased........................................       1,948,366
    Accrued management fee (Note 2).........................................          10,770
    Accrued expenses........................................................           7,709
                                                                              --------------
      Total Liabilities.....................................................       1,966,845
                                                                              --------------

Net Assets..................................................................  $  133,392,861
                                                                              ==============

Net assets consist of:
    Undistributed net investment income.....................................         385,602
    Undistributed net realized gain from investment transactions............       5,363,359
    Unrealized appreciation on investments..................................       8,240,604
    Capital shares (Note 3).................................................          57,330
    Additional paid-in capital..............................................     119,345,966
                                                                              --------------
Net Assets..................................................................  $  133,392,861
                                                                              ==============
Net asset value per share ($133,392,861 / 5,733,016 outstanding shares).....  $        23.27
                                                                              ==============

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended April 30, 2007
Investment Income (Note 1):
    Interest................................................................  $    1,848,471
    Dividends...............................................................       1,175,842
                                                                              --------------
        Total Income........................................................       3,024,313
                                                                              --------------
Expenses (Note 2):
    Management fee..........................................................         447,340
    Custodian...............................................................           9,959
    Transfer agent..........................................................          15,520
    Audit fees..............................................................          17,876
    Legal fees..............................................................          38,944
    Trustees' fees..........................................................          59,500
    Reports to shareholders.................................................          23,761
    Administrative services fees............................................          26,547
    Other...................................................................          47,298
                                                                              --------------
        Total Expenses......................................................         686,745
                                                                              --------------
Net Investment Income.......................................................       2,337,568
                                                                              --------------
Realized and Unrealized Gain on Investments:
    Net realized gain from investment transactions..........................       4,753,922
    Net unrealized appreciation of investments..............................       2,673,342
                                                                              --------------
       Net gain on investments..............................................       7,427,264
                                                                              --------------
Net Increase in Net Assets Resulting from Operations........................  $    9,764,832
                                                                              ==============

                 See accompanying notes to financial statements

Page 10

---------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------

                                                               Six Months Ended      Year Ended
                                                              April 30, 2007(a)   October 31, 2006
                                                              -----------------  ------------------


Change in net assets from operations:
    Net investment income...................................      $  2,337,568        $  4,479,182
    Net realized gain from investment transactions..........         4,753,922           7,233,885
    Net change in appreciation of investments...............         2,673,342           1,251,584
                                                                  -------------       -------------
      Net increase in net assets resulting from operations..         9,764,832          12,964,651
                                                                  -------------       -------------

Distributions to shareholders from:
    Net investment income...................................        (2,694,594)         (4,395,566)
    Net realized gain on investments........................        (2,621,312)                --
                                                                  -------------       -------------
      Total distributions...................................        (5,315,906)         (4,395,566)
                                                                  -------------       -------------

Capital share transactions (Note 3).........................         2,097,228             655,492
                                                                  -------------       -------------

Change in net assets........................................         6,546,154           9,224,577

Net assets at beginning of period...........................       126,846,707         117,622,130
                                                                  -------------       -------------

Net assets at end of period.................................      $133,392,861        $126,846,707
                                                                  =============       =============

    Undistributed net investment income at end of period....      $    385,602        $    742,627
                                                                  =============       =============


___________________
(a) Unaudited.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization -- Bancroft Fund Ltd. (the "Fund"), established in 1971, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

(b) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(c) Indemnification -- Under the Fund's organizational documents, each trustee, officer and other agent of the Fund (including the Fund's investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(d) Federal Income Taxes -- The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary. At October 31, 2006, the Fund utilized capital loss carryforward of $4,596,296 available to the extent allowed by tax law to offset net capital gains.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

(e) Security Valuation -- Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by an independent pricing service. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

(f) Securities Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 6 cents per share for the six months ended April 30, 2007. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At April 30, 2007 there were unrealized losses of approximately 9 cents per share on contingent payment debt instruments.

(g) Change in Method of Accounting -- Effective November 1, 2004, the Fund began amortizing discounts and premiums on all debt securities. Prior to November 1, 2004, the Fund amortized discounts only on original issue discount debt securities. The new method of amortization was adopted in accordance with the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and the financial highlights and statement of changes in net assets presented herein have been restated to reflect the new method retroactive to November 1, 2001. The effect of this accounting change is included in the financial highlights for the years ended October 31, 2002, 2003 and 2004. The cumulative effect of this accounting change had no impact on the total net assets of the Fund or on distributions for tax purposes, but resulted in a $103,986 increase in the cost of securities held and a corresponding $103,986 reduction in the net unrealized gains based on the securities held on November 1, 2001. These changes had no effect on previously reported total net assets or total returns.

(h) Distributions to Shareholders -- Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were $4,395,566 and $3,894,853, respectively, both from ordinary income.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

At April 30, 2007 unrealized appreciation (depreciation) of investment securities on a tax basis were as follows:

Unrealized appreciation                         $ 11,838,936
Unrealized depreciation                           (3,614,635)
                                                ------------
Net unrealized appreciation                        8,224,301

Cost for federal income tax purposes            $123,775,204

(i) Market Risk -- It is the Fund's policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $27,355,998 at April 30, 2007, representing 20.5% of net assets.

(j) New Accounting Pronouncements -- In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

NOTE 2 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Davis-Dinsmore Management Company ("Davis-Dinsmore"). Pursuant to the investment advisory agreement, Davis-Dinsmore provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Davis-Dinsmore on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Fund, pursuant to an administrative services agreement with Davis-Dinsmore, has agreed to pay Davis-Dinsmore for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Davis-Dinsmore on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund's net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Davis-Dinsmore.

NOTE 3 - PORTFOLIO ACTIVITY

At April 30, 2007 there were 5,733,016 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2007, 107,882 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $2,097,228.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $53,237,539 and $52,797,459, respectively, for the six months ended April 30, 2007.

A distribution of $0.21 per share from net investment income was declared on May 15, 2007, payable June 28, 2007 to shareholders of record at the close of business June 14, 2007.

--------------------------------------------------------------------------------
Financial Highlights
Selected data for a share of beneficial interest outstanding:
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended                   Year Ended October 31,
                                            April 30,  -----------------------------------------------------
                                             2007 (a)    2006      2005      2004      2003      2002
                                            ----------------------------------------------------------------
Operating Performance:
Net asset value, beginning of period.......   $  22.55   $  21.05   $ 20.40   $ 20.84   $ 18.55   $ 20.72
                                            ----------------------------------------------------------------
Net investment income......................       0.41       0.80      0.64      0.70(b)   0.71(b)   0.79(b)
  Adjustment for change in
  amortization policy......................         --         --        --     (0.02)    (0.02)       --
                                            ----------------------------------------------------------------
   Net investment income, as adjusted......       0.41       0.80      0.64      0.68      0.69      0.79
                                            ----------------------------------------------------------------
Net realized and unrealized gain (loss)....       1.26       1.48      0.71      0.08(b)   2.31(b)  (2.02)(b)
  Adjustment for change in
  amortization policy......................         --         --        --      0.02      0.02        --
                                            ----------------------------------------------------------------
    Net realized and unrealized
    gain (loss), as adjusted...............       1.26       1.48      0.71      0.10      2.33     (2.02)
                                            ----------------------------------------------------------------
  Total from investment operations.........       1.67       2.28      1.35      0.78      3.02     (1.23)
                                            ----------------------------------------------------------------
Less Distributions:
Dividends from net investment income.......      (0.48)     (0.78)    (0.70)    (0.72)    (0.73)    (0.94)
Distributions from realized gains..........      (0.47)        --        --        --        --        --
                                            ----------------------------------------------------------------
  Total distributions......................      (0.95)    (0.78)    (0.70)    (0.72)    (0.73)    (0.94)
                                            ----------------------------------------------------------------
Capital Share Transactions:
Effect of rights offering..................         --         --        --     (0.50)       --        --
Capital share repurchases..................         --         --        --        --        --        --
                                            ----------------------------------------------------------------
  Total capital share transactions.........         --         --        --     (0.50)       --        --
                                            ----------------------------------------------------------------
Net asset value, end of period.............   $  23.27   $  22.55  $  21.05  $  20.40   $ 20.84   $ 18.55
                                            ================================================================
Market value, end of period................   $  20.68   $  19.30  $  17.77  $  18.23   $ 19.70   $ 17.54

Total Net Asset Value Return (%)(c)........        7.5       11.1       6.7       1.3      16.7      (6.3)
Total Investment Return (%)(d).............       12.2       13.3       1.3      (3.8)     16.7      (1.8)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)...   $133,393   $126,847  $117,622  $113,373   $98,486   $86,904
Ratio of expenses to average net assets (%)        1.1        1.1       1.2       1.2       1.2       1.2
Ratio of net investment income to
  average net assets (%)...................        3.6        3.7       3.1       3.3(e)    3.6(e)    4.0(e)
Portfolio turnover rate (%)................         43         58        86        66        87        78

___________________

(a) Unaudited.
(b) As previously reported. See Note 1(g).
(c) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(d) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.
(e) Ratios for 2004, 2003 and 2002 reflect ratios adjusted for change in amortization policy. Ratios previously reported for 2004, 2003 and 2002 were 3.4%, 3.6% and 4.0%, respectively.


                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT
--------------------------------------------------------------------------------
The independent trustees of Bancroft renewed the advisory contract with Davis-Dinsmore Management Company in November 2006. The following are the material factors and conclusions that formed the basis for that approval.
--------------------------------------------------------------------------------
The nature and extent of the advisory services provided by Davis-Dinsmore --
The Board (the "Board") of the Fund and the independent trustees reviewed the services to be provided by Davis-Dinsmore under the Advisory Agreement. The Board noted that under the Advisory Agreement, Davis-Dinsmore would supervise all aspects of the Fund's operations including the investment and reinvestment of cash, securities or other properties comprising the Fund's assets. In this regard, the Board noted that under the Advisory Agreement it is Davis-Dinsmore's responsibility to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund's investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Davis-Dinsmore under the Advisory Agreement was appropriate and that Davis-Dinsmore currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Davis-Dinsmore -- In reviewing the qualifications of Davis-Dinsmore to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Davis-Dinsmore's investment personnel who will provide investment advisory services to the Fund, and considered Davis-Dinsmore's (i) portfolio and product review process, particularly its adherence to the Fund's investment mandate,
(ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and field trips to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing quality services while keeping the Fund's fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Davis-Dinsmore at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services to be provided by Davis-Dinsmore was appropriate and that Davis-Dinsmore currently is providing satisfactory services to the Fund in accordance with the terms of the Advisory Agreement.

The performance of the Fund relative to comparable funds -- Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2006 against the performance of other closed-end funds categorized to be in the Fund's peer group by Lipper, Inc. Both the Board and the independent trustees noted that the Fund's performance for the one, three and five year periods was below the average performance of all closed-end funds in the peer group, but was above the average performance of such funds for the ten year period. In evaluating the Fund's performance against other funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund's competitors engage in leverage, which has increased their returns, but that the Fund does not engage in leverage. In addition, the Board and the independent trustees recognized that many of the Fund's competitors have

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT (continued)
--------------------------------------------------------------------------------

a higher percentage of their assets invested in securities with lower credit quality than does the Fund, and that such securities have performed better than higher quality securities in recent years. The Board and the independent trustees also noted that the portfolio manager's investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board and the independent trustees recognized that only three of the funds in the Fund's peer group followed a similar investment approach. Because of the differences in how funds in the Fund's peer group are managed, the Board and the independent trustees concluded that they should consider the performance of the Fund against appropriate indices as a more relevant factor in assessing the performance of the Fund.

The performance of the Fund relative to indices -- Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2006 against the performance of the Merrill Lynch All Convertibles Index and Merrill Lynch Investment Grade Convertibles Index. Both the Board and the independent trustees noted that, for the one, three, five and ten year periods, the Fund's performance was below the Merrill Lynch All Convertibles Index. The Board and the independent trustees also considered the fact that currently a majority of the securities held by the Fund have an investment grade rating or are of comparable quality to securities with investment grade ratings, and noted that, for the one, three, five and ten year periods, the Fund's performance was above the Merrill Lynch Investment Grade Convertibles Index.

Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to continue the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund's investment objective or policies, or the portfolio management team.

Meetings with the Fund's portfolio manager and investment personnel -- Both the Board and the independent trustees noted that they meet regularly with the Fund's portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Davis-Dinsmore -- After considering the overall performance of Davis-Dinsmore in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Davis-Dinsmore with comparable investment strategies -- Both the Board and the independent trustees noted that the Fund and Ellsworth Fund Ltd. (the "Funds") are the only clients of Davis-Dinsmore, and that the advisory fee rates for the Funds are the same. Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Fees relative to those of comparable funds with other advisors -- After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisors in the Fund's peer group both the Board and the independent trustees determined that the Fund's advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

--------------------------------------------------------------------------------
BOARD APPROVAL OF ADVISORY CONTRACT (continued)
--------------------------------------------------------------------------------

Expense limitations and fee waivers -- Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Davis-Dinsmore is very diligent in its efforts to keep expenses of the Fund as low as possible. Both the Board and the independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund were fair and reasonable.

Breakpoints and economies of scale -- Both the Board and the independent trustees reviewed the structure of the Fund's advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund's assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective for the Fund as a result of the Fund's rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that the Fund's fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Davis-Dinsmore -- Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Davis-Dinsmore. In particular, the Board reviewed Davis-Dinsmore's financial statements including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Davis-Dinsmore's costs in providing services to the Funds. The Board noted that Davis-Dinsmore's sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Davis-Dinsmore's operations remain profitable and that increasing the success of the Funds will positively impact Davis-Dinsmore's profitability.

Based on the review of the profitability of Davis-Dinsmore and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Davis-Dinsmore under the Advisory Agreement was not excessive.

Benefits of soft dollars to Davis-Dinsmore -- Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Davis-Dinsmore does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Davis-Dinsmore in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Davis-Dinsmore that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Davis-Dinsmore's financial soundness in light of the Fund's needs -- Both the Board and the independent trustees considered whether Davis-Dinsmore is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that Davis-Dinsmore has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Historical relationship between the Fund and Davis-Dinsmore -- In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Davis-Dinsmore and the Fund, as well as the independent trustees' knowledge of Davis-Dinsmore's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Davis-Dinsmore, such as administrative services, and the fees received by Davis-Dinsmore for

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BOARD APPROVAL OF ADVISORY CONTRACT (continued)
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performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Davis-Dinsmore to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Davis-Dinsmore was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Davis-Dinsmore currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends -- Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Davis-Dinsmore, and the efforts historically and currently undertaken by Davis-Dinsmore to engage in best practices. Both the Board and the independent trustees noted Davis-Dinsmore's historical adherence to compliance procedures, as well as the Fund's investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

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After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Davis-Dinsmore under the Advisory Agreement is fair and reasonable. As a result, the Board continued the Advisory Agreement.

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MISCELLANEOUS NOTES
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Results of the 2007 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 12, 2007. The results of the shareholder vote were:

1.      All persons nominated were elected.

        Terms expiring in 2010        Shares voted for           Shares withheld
        ----------------------        ----------------           ---------------
        Gordon F. Ahalt                   4,758,314                   256,348
        Jane D. O'Keeffe                  4,762,952                   251,710
        Nicolas W. Platt                  4,760,633                   254,029

2. The Audit Committee's appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 4,908,029 shares voted for, 49,711 shares voted against and 56,922 shares abstained.

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Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
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For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund's public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedule is posted to the Fund's public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.
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Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.bancroftfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

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MISCELLANEOUS NOTES (continued)
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Disclosure of Portfolio Holdings to Broker-Dealers
From time to time, brokers with whom the Fund's Adviser, Davis-Dinsmore Management Company, has a pre-existing relationship may request that Davis-Dinsmore disclose Fund portfolio holdings to such broker in advance of the public disclosure of such portfolio holdings. Davis-Dinsmore may make such disclosure under the following conditions: (i) the specific purpose of the disclosure is to assist Davis-Dinsmore in identifying potential investment opportunities for the Fund; (ii) prior to the receipt of nonpublic portfolio holdings, the broker, by means of e-mail or other written communication, shall agree to keep the nonpublic portfolio holdings confidential and not to use the information for the broker's own benefit, except in connection with the above described purpose for which it was disclosed; (iii) Davis-Dinsmore shall keep written records of its agreement with each broker to which it distributes nonpublic portfolio holdings; and (iv) Davis-Dinsmore will secure a new agreement with a broker any time the broker directs the nonpublic portfolio holdings to be sent to a new recipient.

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The Fund is a member of the Closed-End Fund Association (www.cefa.com). The association is solely responsible for the content of its website.

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Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase its own shares from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees                        Internet

GORDON F. AHALT                          www.bancroftfund.com
ELIZABETH C. BOGAN, Ph.D.                email: info@bancroftfund.com
THOMAS H. DINSMORE, C.F.A.
DANIEL D. HARDING                        Investment Adviser
DUNCAN O. MCKEE                          Davis-Dinsmore Management Company
ROBERT J. MCMULLAN                       65 Madison Avenue, Suite 550
JANE D. O'KEEFFE                         Morristown, NJ 07960-7308
NICOLAS W. PLATT                         (973) 631-1177

Officers                                 Shareholder Services and Transfer Agent
                                         American Stock Transfer & Trust Company
THOMAS H. DINSMORE, C.F.A.               59 Maiden Lane
Chairman of the Board                    New York, NY 10038
 and Chief Executive Officer             (800) 937-5449
                                         www.amstock.com
JANE D. O'KEEFFE
President                                Beneficial Share Listing
                                         American Stock Exchange Symbol: BCV
GARY I. LEVINE
Executive Vice President,                Legal Counsel
  Chief Financial Officer and            Ballard Spahr Andrews & Ingersoll LLP
  Secretary
                                         Independent Accountants
H. TUCKER LAKE, JR.                      Tait, Weller & Baker LLP
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JOSHUA P. LAKE, C.T.P.
Treasurer and Assistant Secretary

JAMES A. DINSMORE
Assistant Vice President

JOANN VENEZIA
Assistant Vice President and
  Assistant Secretary

                               BANCROFT FUND LTD.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                             www.bancroftfund.com

                                     [LOGO]
                                    AMERICAN
                                 STOCK EXCHANGE
                                 --------------
                                     LISTED
                                 --------------
                                     BCV(TM)

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of Bancroft Fund Ltd. or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act(17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act
(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, after the registrant last provided disclosure in response to the requirements of this item.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 23, 2007 an evaluation was performed under the supervision and with the participation of the officers of Bancroft Fund Ltd. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of May 23, 2007, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: July 3, 2007

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: July 3, 2007

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: July 3, 2007